UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2020

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 24, 2020, (i) Peabody Energy Corporation (“Peabody” or the “Company”), (ii) certain of its subsidiaries, (iii) each of the revolving lenders (the “Revolving Lenders”) under the Company’s first lien secured credit facility, dated April 3, 2017 (as modified, amended or supplemented from time to time, “Credit Agreement”), among Peabody, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (as successor to Goldman Sachs Bank USA in its capacity as administrative agent) (the “Administrative Agent”), and other lenders party thereto, (iv) the Administrative Agent, and (v) and certain holders, or investment advisors, sub-advisors, or managers of discretionary accounts that hold (together with their respective successors and permitted assigns, each, a “Consenting Noteholder” and, collectively, the “Consenting Noteholders”), the Company’s 6.000% Senior Secured Notes due 2022 (the “Existing Notes”), entered into a transaction support agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”) to define their commitments to effect a series of transactions to provide the Company with maturity extensions and covenant relief, while allowing it to maintain sufficient operating liquidity and financial flexibility. Among other things, the Transaction Support Agreement, including the term sheet attached thereto (the “Term Sheet”), contemplates:

•

the Consenting Noteholders properly tendering (and not validly withdrawing) approximately $298.4 million in aggregate principal amount of the Existing Notes in exchange for the Total Consideration (as defined below), plus accrued and unpaid interest;

•	by tendering their Existing Notes, the Consenting Noteholders delivering related consents in the Consent Solicitation (as defined below); and

•	the Revolving Lenders exchanging their Revolving Commitments (as defined in the Credit Agreement) in accordance with the applicable procedures set forth in the Term Sheet.

The foregoing summary of the Transaction Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Support Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Offering Memorandum Supplemental Information

The Company is furnishing as Exhibit 99.1 certain information concerning the Company and the Co-Issuers (defined below) derived from the Confidential Offering Memorandum and Consent Solicitation Statement, dated December 24, 2020 (as it may be supplemented and amended from time to time, the “Offering Memorandum”) that is being disseminated in connection with the proposed Exchange Offer described under Item 8.01. The supplemental information included in the Offering Memorandum is set forth in Exhibit 99.1 and incorporated herein by reference, including, but not limited to, the following sections of the Offering Memorandum:

•	Summary Historical Consolidated Financial Data of Peabody Energy Corporation;

•	Summary Historical Financial Data of Wilpinjong;

•

Summary Unaudited Pro Forma Financial Data of the Co-Issuers (unaudited pro forma financial information of PIC AU Holdings LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Company, and PIC AU Holdings Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (together, the “Co-Issuers”), after giving effect to certain recapitalization transactions and the Exchange Offer);

•	Risks Related to the Co-Issuers;

•	Risks Related to Peabody;

•	Peabody Capitalization;

•	The Co-Issuers’ Capitalization;

•	The Co-Issuers’ Unaudited Pro Forma Financial Information;

•	Information Regarding the Co-Issuers;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Co-Issuers;

•	Description of Peabody’s Other Indebtedness; and

•	Description of the Co-Issuers’ Other Indebtedness.

The Company is also furnishing as Exhibits 99.2 and 99.3 the following sections of the Offering Memorandum: “Description of the New Co-Issuer Notes,” and “Description of the New Peabody Notes.” These sections outline the terms of the New Co-Issuer Notes and the New Peabody Notes, respectively (each as defined under Item 8.01).

In connection with the Exchange Offer, the Company is also furnishing herewith the following historical consolidated financial statements of Wilpinjong Coal Pty Ltd (“Wilpinjong”), a direct wholly owned subsidiary of PIC Acquisition Corp, which is a wholly owned subsidiary of PIC AU Holdings, LLC, one of the Co-Issuers, and owns and operates Peabody’s Wilpinjong mine in Australia:

•	audited financial statements for the years ended 31 December 2019 and 2018; and

•	unaudited interim financial statements for the three months ended 30 September 2020.

The foregoing financial statements of Wilpinjong are furnished hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by this reference.

Presentation of Financial Information and Non-GAAP and Non-IFRS Financial Measures

The historical financial statements and information of Wilpinjong included in the Offering Memorandum and incorporated by reference into this Item 7.01, unless otherwise stated, have been prepared in accordance with Australian Accounting Standards, and other authoritative pronouncements of the Australian Accounting Standards Board and also comply with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), which differ in certain respects from GAAP, which differences may be material and may not be comparable to financial statements of U.S. companies. Additionally, certain historical financial data in “Summary Historical Financial Data of Wilpinjong” included in the Offering Memorandum and incorporated by reference into this Item 7.01 has been aggregated in order to present “Operating costs and expenses (exclusive of items shown separately below)” and “Operating profit” for presentation purposes. The historical financial statements of Wilpinjong included in the Offering Memorandum and incorporated by reference into this Item 7.01 do not contain a reconciliation to GAAP. For these reasons, historical financial statements of Wilpinjong included in this Offering Memorandum may not be comparable to financial statements of U.S. companies.

Peabody’s financial statements are prepared under GAAP. The Co-Issuers’ pro forma financial statements are prepared under GAAP. Certain differences may exist between GAAP and IFRS. A reconciliation of the non-GAAP pro-forma financial information included in Exhibit 99.1 to the most directly comparable financial measures prepared in accordance with GAAP is also included in Exhibit 99.1. Adjusted EBITDA is used by Peabody’s management as the primary metric to measure its segments’ operating performance and by the Co-Issuers’ management to measure operating performance. Peabody and the Co-Issuers also believe that this non-GAAP performance measure is used by investors to measure its operating performance and lenders to measure its ability to incur and service debt. It is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should only be read in conjunction with Peabody’s and Wilpinjong’s financial statements prepared or presented in accordance with GAAP.

The pro forma financial information included in Exhibit 99.1 is not intended to comply with the requirements of Regulation S-X under the Securities Act and the rules and regulations of the SEC promulgated thereunder. We cannot assure you that had such financial information been compliant with Regulation S-X under the Securities Act and the rules and regulations of the SEC promulgated thereunder there would not be differences and such differences could be material.

Additional Communications

On December 24, 2020, the Company issued a press release announcing entry into the Transaction Support Agreement, described under Item 1.01, a copy of which is furnished hereto as Exhibit 99.6 and incorporated herein by reference. A copy of the Company’s investor presentation to be used in investor presentations or meetings beginning December 28, 2020 in connection with the Exchange Offer and transactions contemplated by the Transaction Support Agreement is furnished hereto as Exhibit 99.7 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.

On December 24, 2020, the Company issued a press release announcing the commencement, subject to the terms and conditions of the Offering Memorandum, of an offer to exchange (the “Exchange Offer”) any and all of its outstanding $459,000,000 aggregate principal amount of Existing Notes for, (i) as to eligible holders who validly tender prior to 5:00 p.m. New York City Time, on January 8, 2021 (the “Early Tender Date”), per $1,000 principal amount of tendered Existing Notes, (a) a ratable share of $194 million of new 10.000% Senior Secured Notes due 2024 (the “New Co-Issuer Notes”) (ratably with all participating eligible holders) co-issued by the Co-Issuers, (b) a ratable share of $9.42 million cash (ratably only with eligible holders that tender prior to the Early Tender Date), (c) an amount of new 8.500% Senior Secured Notes due 2024 issued by the Company (the “New Peabody Notes” and, together with the New Co-Issuer Notes, the “New Notes”) such that, when combined with (a) and (b), the aggregate consideration equals $1,000 per $1,000 face amount of Existing Notes tendered, and (d) the “Early Tender Premium” of $10.00 in cash (collectively, the “Total Consideration”); and (ii) as to eligible holders who validly tender after the Early Tender Date but prior to 11:59 p.m. New York City Time, on January 25, 2021, unless extended or terminated (the “Expiration Date”), for each $1,000 principal amount of tendered Existing Notes, (x) a ratable share of $194 million of New Co-Issuer Notes (ratably with all participating eligible holders) and (y) an amount of New Peabody Notes such that, when combined with (y), aggregate consideration equals $1,000 per $1,000 face amount of notes tendered. Subject to satisfaction of the conditions to the Exchange Offer, each $1,000 principal amount of Existing Notes tendered on or prior to the Expiration Date (including Existing Notes tendered prior to the Early Tender Date) will be exchanged into an amount of New Peabody Notes that, together with New Co-Issuer Notes, received in exchange and the Pro Rata Payment (if applicable), will amount to $1,000 aggregate consideration received for each $1,000 of principal amount of Existing Notes tendered.

Concurrently with the Exchange Offer, upon the terms and subject to the conditions set forth in the Offering Memorandum and the related Letter of Transmittal, the Company is soliciting consents (the “Consent Solicitation”) from holders of the Existing Notes to certain proposed amendments to the indenture governing the Existing Notes (the “Existing Indenture”) to (i) eliminate substantially all of the restrictive covenants, certain events of default applicable to the Existing Notes and certain other provisions contained in the Existing Indenture and (ii) release the collateral securing the Existing Notes and eliminate certain other related provisions contained in the Existing Indenture. The terms of the Exchange Offer and Consent Solicitation are consistent with the terms set forth in the Transaction Support Agreement. The foregoing is a summary of the material terms of the Exchange Offer does not purport to be complete, and is subject to, and qualified by, the press release, a copy of which is attached hereto as Exhibit 99.8 and incorporated by reference into this Item 8.01.

The New Co-Issuer Notes and the New Peabody Notes have not been and will not be registered under the Securities Act or the securities laws of any state, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.8 constitutes an offer to sell or the solicitation of an offer to buy the New Co-Issuer Notes or the New Peabody Notes, nor shall there be any sale of the New Co-Issuer Notes or the New Peabody Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, (i) the participation by noteholders in the Exchange Offer, (ii) the satisfaction of the conditions to the Exchange Offer, (iii) the availability of alternative transactions, (iv) general market conditions and (v) a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the impact of the COVID-19 outbreak and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transaction Support Agreement, dated as of December 24, 2020, between Peabody, certain subsidiaries of Peabody, the Revolving Lenders, the Administrative Agent, and the Consenting Noteholders.

99.1	Disclosure regarding Peabody and its subsidiaries included in the Offering Memorandum.

99.2	Description of New Co-Issuer Notes included in the Offering Memorandum.

99.3	Description of New Peabody Notes included in the Offering Memorandum.

99.4	Audited financial statements of Wilpinjong Coal Pty Ltd for the years ended 31 December 2019 and 2018.

99.5	Unaudited interim financial statements of Wilpinjong Coal Pty Ltd for the three months ended 30 September 2020.

99.6	Press Release of Peabody, dated December 24, 2020, related to the Transaction Support Agreement.

99.7	Investor Presentation, to be used in investor presentations and meetings beginning December 28, 2020.

99.8	Press Release of Peabody, dated December 24, 2020, related to the Exchange Offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

December 24, 2020	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer